Exhibit 9

JOINT FILING AGREEMENT

We, the signatories of Amendment No. 4 to the Statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

Dated: March 28, 2018

BROOKFIELD ASSET MANAGEMENT INC.

By:	/s/ A.J. Silber
	Name:	A.J. Silber
	Title:	Vice-President, Legal Affairs

PARTNERS LIMITED

By:	/s/ Brian Lawson
	Name:	Brian Lawson
	Title:	President

PARTNERS VALUE INVESTMENTS LP, by its general partner, PVI MANAGEMENT INC.

By:	/s/ Adil Mawani
	Name:	Adil Mawani
	Title:	Chief Financial Officer

BROOKFIELD US CORPORATION

By:	/s/ Josh Zinn
	Name:	Josh Zinn
	Title:	Vice-President

BPY I L.P., by its general partner, BPY GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPY II L.P., by its general partner, BPY GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG HOLDINGS GROUP (US) HOLDINGS INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BROOKFIELD PROPERTY GROUP HOLDINGS S.A.R.L.

By:	/s/ Paul Galliver
	Name:	Paul Galliver
	Title:	Manager

By:	/s/ Damien Warde
	Name:	Damien Warde
	Title:	Manager

BPG HOLDINGS I L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG HOLDINGS II L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG HOLDINGS III L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG HOLDINGS IV L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG HOLDINGS ALBERTA L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG INVESTMENT HOLDINGS L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPG FINANCE INVESTOR L.P., by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPGUSH L.P. (ONTARIO), by its general partner, BPG HOLDINGS GROUP (US) GP INC.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BPY (2013) CORP.

By:	/s/ Sujoy Gupta
	Name:	Sujoy Gupta
	Title:	Vice President

BROOKFIELD GLOBAL PROPERTY ADVISOR LIMITED

By:	/s/ Philippa Elder
	Name:	Philippa Elder
	Title:	Director and Secretary